UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2019

IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	2110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Iron Mountain Incorporated, or the Company, held on May 22, 2019, or the Annual Meeting, the Company’s stockholders elected twelve directors, each for a one-year term of office to serve until the Company’s 2020 Annual Meeting of Stockholders, or until their successors are elected and qualified. The nominated directors received the following votes:

Name	For	Against	Abstain	Broker Non-Vote
Jennifer Allerton	211,290,184	1,158,650	7,258,793	43,379,523
Ted R. Antenucci	211,220,620	1,186,236	7,300,771	43,379,523
Pamela M. Arway	217,213,393	2,204,746	289,488	43,379,523
Clarke H. Bailey	209,761,745	9,615,202	330,680	43,379,523
Kent P. Dauten	216,042,639	3,334,783	330,205	43,379,523
Paul F. Deninger	218,344,000	1,033,568	330,059	43,379,523
Monte Ford	211,285,372	1,115,347	7,306,908	43,379,523
Per-Kristian Halvorsen	218,218,186	1,159,223	330,218	43,379,523
William L. Meaney	218,600,892	774,796	331,939	43,379,523
Wendy J. Murdock	218,288,465	1,129,341	289,821	43,379,523
Walter C. Rakowich	218,530,668	840,730	336,229	43,379,523
Alfred J. Verrecchia	218,331,093	1,042,858	333,676	43,379,523

At the Annual Meeting, the Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
211,192,406	7,784,113	731,108	43,379,523

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. This proposal received the following votes:

For	Against	Abstain
259,813,536	2,785,502	488,112

The results reported above are final voting results.

Item 8.01.    Other Events.

Committee Appointments

On May 22, 2019, upon recommendation from the Company’s Nominating and Governance Committee, or the Nominating and Governance Committee, the Board of Directors approved the appointment of the following members of the Company’s Audit, Compensation and Nominating and Governance Committees, effective May 22, 2019:

Audit Committee
Walter C. Rakowich, Chair
Jennifer Allerton
Ted R. Antenucci
Kent P. Dauten

Compensation Committee
Pamela M. Arway, Chair
Paul F. Deninger Monte Ford
Per-Kristian Halvorsen Wendy J. Murdock

Nominating and Governance Committee
Alfred J. Verrecchia, Chair
Pamela M. Arway
Clarke H. Bailey
Kent P. Dauten
Walter C. Rakowich

The Company also has a Finance Committee and a Risk and Safety Committee, neither of which is required by the rules of the New York Stock Exchange. On May 22, 2019, the Board of Directors, upon recommendation from the Nominating and Governance Committee, approved the appointment of the following members to these committees, effective May 22, 2019:

Finance Committee
Kent P. Dauten, Chair
Ted R. Antenucci
Paul F. Deninger Wendy J. Murdock Walter C. Rakowich

Risk and Safety Committee
Clarke H. Bailey, Chair
Jennifer Allerton Monte Ford
Per-Kristian Halvorsen

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Stuart B. Brown
Name:	Stuart B. Brown
Title:	Executive Vice President and Chief Financial Officer

Date: May 28, 2019

{B2293330; 5}